EXHIBIT 10.74

                            STOCK PURCHASE AGREEMENT


     STOCK PURCHASE AGREEMENT (this "Agreement"), entered into this 6th day of May, 1997, by and among FIRST CHOICE STUART I, INC., a Florida corporation (the "Buyer" or "First Choice") and THOMAS DERITA, JR., an individual (the "Stockholder");

                              W I T N E S S E T H:

     WHEREAS, B&B Florida Enterprises, Inc. ("B&B"), a Florida corporation, is engaged in the business of operating a Nissan automobile dealership in Martin County, Florida (the "Business");

     WHEREAS, First Choice is electing to acquire such Business pursuant to the rights and options granted to it pursuant to that certain Implementation Agreement dated December 16, 1996 between DeRita and First Choice;

     WHEREAS, the Stockholder is the record owner of fifty one percent (51%) of the issued and outstanding shares of common stock of B&B (the "B&B Stock" or the "Stock");

     WHEREAS, the Buyer has an agreement to acquire another forty nine percent (49%) of such common stock of B&B pursuant to the letter agreement referenced in
Section 7.6 hereinbelow; and

     WHEREAS, the Buyer desires to purchase from the Stockholder, and the Stockholder desires to sell to the Buyer, all upon the terms and subject to the conditions set forth in this Agreement, all (and not less than all) of the Stock, and through such Stock ownership, the Business, as a going concern;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as of the date hereof, as follows:

     1. ACQUISITION OF THE STOCK.

     1.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, at the Closing (hereinafter defined) Buyer shall purchase and acquire from the Stockholder, and the Stockholder shall sell and transfer to Buyer, all (and not less than all) of the Stock, in exchange for the consideration provided in Article 2 below. In furtherance thereof, the Stockholder shall have caused the certificates representing all of the Stock, (duly endorsed for transfer or accompanied by stock powers executed in blank for transfer) to be delivered to Buyer by the Pledgee thereof (to wit, Smart Choice of Stuart, L.C., pledgee pursuant to that certain Stock Pledge Agreement dated December 9, 1996). Smart Choice of Stuart, L.C. is executing this Agreement for the sole purpose of expressing its agreement to deliver said Stock to Buyer free and clear of the aforementioned December 9, 1996 Stock Pledge Agreement upon the satisfaction of all the terms and conditions of this Agreement.

     1.2 Books and Records. In addition to the delivery and transfer of the Stock to the Buyer, the Stockholder at Closing shall deliver, and cause B&B to deliver, to the Buyer all of the stock books, records and minute books of each of them, all financial and accounting books and records of each of them, and all referral, client, customer and sales records of each of them.

     2. CONSIDERATION.

     2.1 Purchase Price. The total purchase price ("Purchase Price") for the B&B Stock shall be 76,546 shares of the common capital stock ($.01 par value) of Smart Choice Automotive Group, Inc. (the "SMCH Stock"), which First Choice will cause to be issued to Stockholder by its parent corporation, Smart Choice Automotive Group, Inc. Smart Choice Automotive Group, Inc. is executing this Agreement for the sole purpose of expressing its agreement to issue and deliver said SMCH Stock to Stockholder.

     3. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER.

     The Stockholder represents and warrants to First Choice as follows and agrees to indemnify, defend and hold First Choice harmless from and against any and all liabilities, obligations, assessments, suits, actions, proceedings, claims or demands asserted against First Choice, the Business or any rights to be acquired or purchased by First Choice from the Stockholder pursuant to this Agreement as a result of any inaccuracy of such warranties and representations:

     3.1 Title to the Stock. The Stockholder is the valid and lawful record and beneficial owner of all of the Stock. All of the Stock has been duly authorized and validly issued and is fully paid and non-assessable, and is free and clear of all pledges (except for the pledge arising under the December 9, 1996 Pledge Agreement between Stockholder and Smart Choice of Stuart, L.C.), liens, claims, charges, options, calls, encumbrances, restrictions and assessments whatsoever (except any restrictions which may be created by operation of state or federal securities laws). Schedule 3.1 contains a list of all the shareholders of B&B, the number of shares held by each and a certification that there are no options, warrants or other rights to acquire any equity, ownership, or profit interests in B&B. The Buyer is receiving from the Stockholder good, valid and marketable title to all of the Stock, free and clear of all pledges, liens, claims, charges, options, calls, encumbrances, restrictions and assessments whatsoever (except any restrictions which may be created by operation of state or federal securities laws).

     3.2 Valid and Binding Agreement; No Breach. The Stockholder has full legal right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, and except that the remedy of specific performance or similar equitable relief is available only at the discretion of the court before which enforcement is sought.

     3.3 Organization, Good Standing and Qualification B&B is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with full corporate power and authority to own its assets and conduct its business as owned and conducted on the date hereof. True and complete copies of the Articles of Incorporation and Bylaws of B&B (including all amendments thereto), a correct and complete list of the officers and directors of B&B and copies of the minutes of the proceedings of the board of directors and shareholders of B&B, are annexed hereto as Schedule 3.3.

     3.4 Capital Structure; Equity Ownership.

     (a) The authorized capital stock of B&B is as set forth in their Articles of Incorporation as included in Schedule 3.3, and the Stock constitutes and represents fifty-one percent (51%) of the outstanding capital stock of B&B.

     (b) There are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or calls, demands or commitments obligating B&B to issue, transfer or purchase any shares of its capital stock, or obligating the Stockholder to transfer any shares of the Stock. No shares of capital stock of B&B are reserved for issuance pursuant to stock options, warrants, agreements or other rights to purchase capital stock.

     3.5 Subsidiaries and Investments. B&B does not own, directly or indirectly, any stock or other equity securities of any corporation or entity, or have any direct or indirect equity or ownership interest in any person, firm, partnership, corporation, venture or business other than the business conducted by B&B.

     3.6 Financial Information.

     (a) Annexed hereto as Schedule 3.6(a) are the financial statements (including balance sheet, income statement, statement of stockholders' equity, statement of cash flows, and notes thereto) for B&B as of December 31, 1995 and December 31, 1996 and for each of the years then ended, and the financial statements for B&B as of September 30, 1996 and as of March 31, 1997 for nine months, three months and the month then ended (collectively, the "Financial Statements"), all of which (to the best of Stockholder's knowledge) fairly reflect, in all material (see Article 12) respects, the financial condition and results of operations of B&B in accordance with generally accepted accounting principles consistently applied, as of the dates thereof and for the periods then ended; and, without limitation of the foregoing, B&B has no material liabilities, fixed or contingent, known or unknown, except to the extent reflected in the most recent of such Financial Statements or thereafter incurred in the normal course of their businesses. To the best knowledge of Stockholder the Financial Statements (as of the dates thereof and for the periods covered thereby) are in accordance with the books and records of B&B, which are complete and accurate in all material respects. Notwithstanding the foregoing, the parties hereto understand and agree that B&B owes the sum of approximately $245,000 to Mr. Cook pursuant to a promissory note and no representation or warranty is being made by Stockholder as to how said obligation is reflected on B&B's Financial Statements.

     (b) Annexed hereto as Schedule 3.6(b) is a listing of all material debts and obligations and guaranties to which B&B is a party (except for debts, obligations and guaranties which have arisen in the ordinary course of business of B&B or which are otherwise reflected in the Financial Statements) and all obligations of others which are secured by property of B&B, and the current principal amount of, accrued interest on, and any amount guaranteed under all such debts, obligations, or guarantees. Schedule 3.6(b) contains a separate listing of all debt obligations of B&B to the Stockholder (and/or prior stockholders) and members of the Stockholder's (and prior stockholders' families) family. Except as set forth on Schedule 3.6(b), to the best knowledge of Stockholder B&B is not in default under any material debt obligations or guaranties.

     3.7 No Material Changes. Except as disclosed in Schedule 3.7 annexed hereto, since the date of the most recent of the Financial Statements, (a) the business of B&B has been operated solely in the normal course, (b) there have been no changes (other than those arising in the ordinary course of business) which in the aggregate would have a material adverse effect on the financial condition, operations or business of B&B from that reflected in such Financial Statements, (c) B&B has not incurred any material obligation or liability except in the normal course of business, and (d) there has not been any (i) sale, assignment or transfer by B&B of any assets or other part of its business, excluding the sale or disposition of inventory in the ordinary course of business, (ii) acquisitions or commitments to acquire (whether by purchase, lease or otherwise) any capital assets by B&B wherein the aggregate payments will exceed $10,000 (other than those set forth in Schedule 3.7), (iii) increase or commitment to increase the compensation or benefits of any employees of B&B,
(iv) implementation or institution of any bonus, benefit, profit-sharing, pension, retirement or other plan or similar arrangement which was not in existence on September 30, 1996, or (v) new employment agreement (except for the April 9, 1997 Employment Agreement between B&B and Stockholder, which agreement is referenced in Section 7.5), or modification of any existing employment agreement, by B&B.

     3.8 Tax Matters.

     (a) To the best knowledge of Stockholder, B&B has, to the date hereof timely filed all tax reports and tax returns required to be filed by B&B, and B&B has paid all taxes, assessments and other impositions as and to the extent required by applicable law. To the best knowledge of Stockholder all federal, state and local income, franchise, sales, use, property, excise and other taxes (including interest and penalties and including estimated tax installments where required to be filed and paid) due from or with respect to B&B as of the date hereof have been fully paid, and all taxes and other assessments and levies which B&B is required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities to the extent due and payable. To the best knowledge of Stockholder there are no outstanding or pending claims, deficiencies or assessments for taxes, interest or penalties with respect to any taxable period of B&B.

     (b) To the best knowledge of Stockholder there are no audits pending with respect to any federal, state or local tax reports or tax returns of B&B, and no waiver of statutes of limitations have been given or requested with respect to any tax years or tax filings of B&B.

     (c) B&B has to the date hereof been an electing small business corporation under Subchapter S of the Internal Revenue Code of 1986, as amended (the "Code"), and the corresponding tax provisions of Florida law, and has filed all tax reports required to be filed by B&B on or prior to the date hereof. B&B has previously distributed to the Stockholder all amounts which have been, are, or will be distributable to such persons in respect of all completed tax years of B&B and the 1997 tax year to date. The amounts distributed in respect of the 1996 tax year were not (on a proportionate basis) in excess of the distribution for prior years, and there have been no 1997 distributions. Schedule 3.8(c) contains all federal and state tax returns filed for the years 1994, 1995 and 1996.

     3.9 Title to Assets. B&B has good and marketable title to all of its assets, subject to no mortgage, conditional sales agreement, charges, liens or encumbrances other than those set forth in Schedule 3.9.

     3.10 Claims. Except as set forth on Schedule 3.10, there are no legal, quasi-judicial or administrative actions, suits or proceedings of any kind or nature now pending or threatened before any court or administrative body in any manner involving B&B, Business or the Stockholder or any of their assets or shares of capital stock, or which may adversely affect the power or authority of B&B or the Stockholder to carry out the transactions to be performed by B&B and the Stockholder hereunder.

     3.11 Contracts.

     (a) Except as listed on Schedule 3.11(a), B&B is not a party to any written or oral (i) contract not made in the ordinary course of business, (ii) employment contract which is not terminable without cost or other liability to B&B, or any successor, upon notice of thirty (30) days or less, (iii) contract with any labor union, (iv) bonus, pension, profit-sharing, retirement, share purchase, hospitalization insurance or similar plan providing employee benefits,
(v) lease or sublease with respect to any property, real or personal, whether as lessor or lessee, (vi) advertising contract or contract for public relations services, (vii) continuing contract for a period of more than thirty (30) days or which is not terminable without cost or other liability to B&B or its successors.

     (b) Attached hereto as Schedule 3.11(b) is a list of all material contracts to which B&B is a party. To the best knowledge of Stockholder, B&B has in all respects performed all material obligations required to be performed by it to date, and (except as set forth in Schedule 3.11(b)) is not in default in any respect under any such material agreements or obligations.

     3.12 Legal Compliance.

     (a) To the actual knowledge of the Stockholder, B&B is, and for the past three (3) years has been, in compliance in all material respects with all laws, statutes, regulations, rules and ordinances applicable to the conduct of its business (including, without limitation, all applicable environmental laws, statutes, regulations, rules and ordinances), and has in full force and effect all licenses, permits and other authorizations required for the conduct of its business as presently constituted; and B&B is not in default or violation in respect of or under any of the foregoing. The Stockholder is not aware of any past or present condition or circumstance in the business of B&B (including, without limitation, with respect to any real property now or previously occupied by B&B) which could give rise to any material liability under any such law, statute, regulation, rule or ordinance.

     (b) Neither B&B nor the Stockholder has received any written notice of default or violation, nor, to the best of the Stockholder's knowledge, is B&B or any of its directors, officers or employees in default or violation, with respect to any judgment, order, writ, injunction, decree, demand or assessment issued by any court or any federal, state, local, municipal or other governmental agency, board, commission, bureau, instrumentality or department, domestic or foreign, relating to any aspect of the business, affairs, properties or assets of B&B. Neither B&B nor the Stockholder has received written notice of, been charged with, or is, to the best of the Stockholder's knowledge, under investigation with respect to, any violation of any provision of any federal, state, local, municipal or other law or administrative rule or regulation, domestic or foreign, relating to any aspect of the business, affairs, properties or assets of B&B, which violation would have a material adverse effect on B&B, its business or any material portion of its assets.

     3.13 The SMCH Stock. The Stockholder hereby confirms that the shares of SMCH Stock constitute "restricted securities" under applicable federal and state securities laws, and that the SMCH Stock may not be resold in the absence of an effective registration thereof under federal and state securities laws or an available exemption from such registration requirements. The Stockholder further confirms that he has received no assurance whatsoever as to whether or when any of the SMCH Stock will be registered under federal or state securities laws (except as provided herein).

     4 4. REPRESENTATIONS AND WARRANTIES OF THE BUYER.

     In connection with the Buyer's acquisition of the Stock, the Buyer hereby represents and warrants to the Stockholder as follows:

     4.1 Organization, Good Standing and Qualification. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Buyer is qualified to do business in each foreign jurisdiction in which its business requires it to be qualified.

     4.2 Title to the Stock. Smart Choice Automotive Group, Inc. ("SMCH") has the legal capacity and power to issue the SMCH Stock. All of the SMCH Stock has been duly authorized and when issued will be validly issued and fully paid and non-assessable. Further, when issued such SMCH Stock will be free and clear of all pledges, liens, claims, charges, options, calls, encumbrances, restrictions and assessments whatsoever (except any restrictions which may be created by operation of state or federal securities laws). Stockholder is receiving from SMCH good, valid and marketable title to all of the SMCH Stock, free and clear of all pledges, liens, claims, charges, options, calls, encumbrances, restrictions and assessments whatsoever (except any restrictions which may be created by operation of state or federal securities laws).

     4.3 Investment. Buyer hereby confirms that the Stock constitutes "restricted securities" under applicable federal and state securities laws and that the Stock may not be resold in the absence of an effective registration thereof under federal and state securities laws or an available exemption from such registration requirements. The Buyer further confirms that he has received no assurance whatsoever as to whether or when any of the Stock will be registered under federal or state securities laws (except as provided herein).

     5. ADDITIONAL AGREEMENTS.

     5.1 Resignations. In addition to the other deliveries being made pursuant to this Agreement at the Closing, the Stockholder will cause to be executed and delivered to B&B, the resignations of all officers and directors of each of them (except to the extent that such resignations are not being required by the Buyer or are inconsistent with the Employment Agreement referenced in Section 7.5 hereinbelow).

     5.2 Audit of Financial Statements. The Stockholder shall, from time to time as and when requested by the Buyer from and after the date hereof, cooperate with and assist the Buyer in all reasonable respects in dealing with the accountants heretofore retained by either B&B, in order that the Buyer and its accountants may obtain copies of all work papers utilized or prepared by B&B's accountants in connection with their review of the Financial Statements, and consult with their accountants as and to the extent necessary or appropriate in connection with the preparation of audited financial statements of them.

     5.3 Covenants of the Stockholder. The Stockholder represents and covenants to First Choice that pending completion of the closing contemplated hereby and as of the Closing Date:

     (a) Each representation and warrant set forth in Article 3 hereof shall be true and correct in all material respects;

     (b) B&B will maintain itself at all times up to and including the Closing Date as a duly licensed corporation in good standing under the laws of the State of Florida;

     (c) B&B and the Stockholder will not mortgage, pledge or subject to a lien or other encumbrance any of the assets of the Business, except for the floor planning of new vehicles; and

     (d) B&B will keep all of its insurable assets insured in accordance with its present practice, and it will maintain, preserve and keep all improvements on property constituting a part of its assets in a good condition and state of repair, reasonable wear and tear or damage or loss by fire, storm or other casualty loss excepted.

     5.4 Securities Compliance. Smart Choice Automotive Group, Inc. ("SMCH") shall from the date hereof through December 31, 1998 use its best efforts to make on a current basis all filings required under the Securities Exchange Act of 1934, as amended, so as to afford to Stockholder the opportunity to take advantage of Rule 144 promulgated under the Securities Act of 1933, as amended (after taking into account the Rule's relevant holding period).

     6. B&B and the Stockholder's Resignation.

     6.1 Manufacturer Arrangements. Stockholder shall use his best efforts to assist B&B in reactivating its dealership privileges with Subaru and Suzuki and after the Closing Stockholder will not seek to obtain such dealership rights for his own account, but shall instead use his best efforts to cause such rights to be granted to B&B.

     6.2 The Business' Records. B&B shall make available to First Choice at the Closing all of its sales and service records for the past five years (to the extent the same are in existence and are either in the possession of B&B or reasonably obtainable by the Stockholder), including registration lists (new and used cars and trucks), owner follow-up lists, service files, used "hard" copies of shop repair orders and lists of new car and truck orders on hand.

     6.3 Representations and Warranties. The Stockholder shall execute and deliver to First Choice a certificate confirming the true and correctness of all representations and warranties set forth in Article 4 hereof as of the Closing Date.

     7. Conditions Precedent to Closing. Closing shall be conditioned upon accomplishment of the following conditions precedent:

     7.1 Environmental Audit. Prior to Closing, Buyer shall complete an environmental audit on the property outside the building of the Business premises. The cost of such audit shall be paid for by Buyer. If any hazardous waste condition is discovered, appropriate governmental agencies shall be notified as may be required by applicable law, and Buyer may retain, at its own cost, a qualified consulting firm to assess the extent of contamination of the property and to prepare a plan of remedial action to clean up the contamination to levels acceptable to all applicable federal, state and local regulations and standards. The consulting firm shall deliver to B&B and Buyer a contamination assessment report and remedial action plan which shall include the estimated cost for clean up of any of the contamination found on or under the real property owned or leased by B&B (the "Property") (the "Clean-Up Report").

     If the audit or any follow-up report indicates any hazardous waste conditions as to the Property which is unacceptable to Buyer, Buyer may terminate this Agreement by giving written notice to Stockholder, whereupon this Agreement shall immediately be terminated and all obligations of the parties hereunder shall cease, except for the obligation of Buyer to pay the costs of the audits as set forth herein.

     7.2 Consent to Assignment of Lease. All real estate leases to which B&B is a party shall be approved by Buyer and the lease affixed hereto as Schedule 7.2 (said lease reflecting a ten year lease from the date of Closing and two five year renewal options, at a rental equal to the current fair market rental, all as required by the Implementation Agreement set forth in Article 17 of this Agreement) shall be in full force and effect and to the extent that said attached lease requires the consent of the lessor for the sale of stock anticipated hereby, such consent shall have been provided.

     7.3 Manufacturer's Approval. First Choice shall have received the approval of Nissan as to the purchase of B&B. B&B and Nissan shall have effective and in place at the time of Closing customary dealer agreements with terms no less favorable than those generally offered to other dealers of Nissan, which appoints B&B (as then owned by First Choice) as an authorized dealer for the sale and service of Nissan's automobiles from B&B's present location in Martin County, Florida. Stockholder will use his best efforts to assist First Choice in obtaining such appointment as authorized dealer, including giving recommendations, executing assignments and releases of its agreements, and all other actions, other than payment of money reasonably acquired.

     7.4 State and Local Approval. First Choice (or its permitted assigns) shall have all necessary motor vehicle licenses, permits and approvals (the "Licenses") to operate the Business in Martin County from all applicable governmental agencies.

     7.5 Employment  Agreement.  The Employment  Agreement set forth in Schedule
7.5 shall be is in full force and effect at Closing.

     7.6 49% Shareholders. The December 16, 1996 letter agreement between Smart Choice Holdings, Inc. and Messrs. Cianfrogna and Ostowski (the "49% Shareholders") attached hereto and made a part hereof as Schedule 7.6 shall have been consummated and all conditions therein satisfied to the satisfaction of First Choice, with the result that First Choice shall have acquired 49% of the Stock of B&B from the 49% Shareholders.

     7.7 Material Error or Omission. First Choice shall not have discovered any material error, misstatement or omission in any of the representations or warranties made by B&B and the Stockholders herein; and

     7.8 Act of God. There shall not have been any fire, accident or other casualty or any labor disturbance, civil commotion, riot, act of God or the public enemy, or any material change in the business or property of B&B or the Business, or applicable laws, regulations and ordinances pertaining to the business or property of B&B or the Business, which would have a material adverse effect on the conduct of any automobile business at the premises where the business of B&B is now being conducted, or which would interfere with the use and occupancy by First Choice of such premises in the conduct of an automobile dealership business.

     7.9 No Breaches. Neither Stockholder nor B&B shall be in breach of Articles 4 or 6 of this Agreement.

     7.10 Schedule Updates. The Schedules appended hereto shall have been completed to the satisfaction of Stockholder and First Choice and such completed Schedules executed by the parties hereto within one week from the execution of this Agreement.

     7.11 At Closing B&B shall have released Stockholder from those financial obligations of Stockholder set forth in Schedule 7.11 and Stockholder shall have released B&B from all financial obligations owed by B&B to Stockholder except for those obligations arising under the Employment Agreement referenced in
Section 7.5. The releases described herein shall be in form customary for stock sale transactions. In addition at Closing B&B, Smart Choice Automotive Group, Inc. and the Buyer shall have entered into an indemnification agreement with Stockholder indemnifying Stockholder from all liabilities, costs or damages arising under the agreements and instruments listed on Schedule 7.11.

     7.12 The loan documentation set forth in Schedule 7.12 shall have been fully executed by the parties thereto.

     8. Closing. The transaction provided for by this Agreement shall close (the "Closing") at the offices of Buyer in Titusville, Florida, or at such other place that the parties may agree to in writing, on or before the later to occur of the following:

     (A) Five (5) business days after the receipt in writing of all necessary Nissan's approval as contemplated herein; or

     (B)  Five  (5)  business   days  after  the   satisfaction   of  the  other
preconditions to closing set forth in Section 7 hereof.

     The parties shall in good faith endeavor to cause the Closing to occur on or about May ___, 1997. The date of Closing is referred to herein as the "Closing" or the "Closing Date". If the Closing Date shall be on a Saturday, Sunday or local or national holiday, the Closing shall be extended to the next business day. The parties agree that to the greatest extent possible they desire that the Closing occur on a Monday after an inventory which is conducted during the immediately preceding weekend. The parties understand and agree that if Nissan does not provide its written approval as required under Article 7 hereof within sixty (60) days after the date of the execution of this Agreement, then this Agreement shall automatically terminate and the parties shall have no further obligation to close the transactions contemplated under this Agreement.

     9. Notice. Any notice, communication, request, reply or advice hereunder (a "Notice") must be in writing and may be given by registered or certified mail, with return receipt requested, or by hand delivery to an officer of such party, or facsimile. Notice deposited in the mail as set forth above shall be effective three business days after it is so deposited. Notice given in any other manner shall be effective when received by the party to whom it is given. For purposes of notice, the addresses of the parties shall be as follows:

     (a) if to First Choice:

                           Smart Choice Automotive Group, Inc.
                           5200 South Washington Avenue
                           Titusville, Florida 32780
                           Attn:  President

     with a copy to:

                           James Neal Hutchinson, Jr., Esq.
                           Smart Choice Automotive Group, Inc.
                           5200 South Washington Avenue
                           Titusville, Florida 32780


     (b) if to the Stockholder to:

                           Mr. Thomas DeRita, Jr.
                           Stuart Nissan
                           4313 South Federal Highway
                           Stuart, Florida 34997

     with a copy to:

                           Scott L. McMullen, Esq.
                           Jones, Foster et al
                           Post Office Box 3475
                           West Palm Beach, Florida 33402-3475

     10. Execution of Further Documents. From and after the Closing, upon the reasonable request of First Choice, the Stockholder shall execute, acknowledge and deliver all such further deeds, bills of sale, assignments, transfers, conveyances, powers of attorney and assurances as may be required or appropriate to convey and transfer to and vest in First Choice and protect its right, title and interest in the Business and to carry out the transactions contemplated by this Agreement.

     11. Survival of Representations and Warranties. Each of the representations and warranties made by B&B and the Stockholder in this Agreement or pursuant hereto shall survive for a period of three (3) years after the Closing Date. Notwithstanding any knowledge of facts determined or determinable by any party by investigation, each party shall have the right to fully rely on the representations, warranties, covenants and agreements of the other parties contained in this Agreement or in any other documents or papers delivered in connection herewith. Each representation, warranty, covenant and agreement of the parties contained in this Agreement is independent of each other representation, warranty, covenant and agreement. Each of the representations and warranties of First Choice shall expire on the Closing Date.

     12. Definition of Material. Whenever in this Agreement the word "material" is used in a context which requires a calculation of a monetary amount, the amount shall be considered "material" if it involves an amount greater than $2,000 or a matter that has economic significance greater that $2,000.

     13. Section and Other Headings. Section or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14. Schedules. Each Schedule attached hereto shall be deemed to be a part of this Agreement to the same extent as if set forth verbatim in the body of this Agreement.

     15. Enforcement. The laws of the State of Florida shall govern the interpretation, validity, performance and enforcement of this Agreement. If any provision of this Agreement should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

     16. Parties. This Agreement shall be binding upon and enforceable against, and shall inure to the benefit of, the parties hereto and their respective successors or assigns.

     17. December 16, 1996 Agreement. This Agreement has been entered into by First Choice and the Stockholder hereto in recognition of the fact that Smart Choice of Stuart, L.C., an affiliate of First Choice has the option ("Option") to purchase the Business for a purchase price of $1.00 and the assumption of certain liabilities all as more particularly set forth in that certain Implementation Agreement between B&B and Mr. DeRita dated December 16, 1996. It is agreed by the parties hereto that the consummation of the closing contemplated by this Agreement shall constitute the consummation and exercise of the Option. It is further agreed by DeRita that upon the issuance of the SMCH stock referenced herein, First Choice's affiliate Smart Choice Automotive Group, Inc. (formerly known as Smart Choice Holdings, Inc.), shall have no further obligation to issue to DeRita shares of preferred stock ("Preferred") of Smart Choice Holdings, Inc. as was originally contemplated by reason of Section 3 of the aforementioned December 16, 1996 Agreement. Notwithstanding the foregoing in the event that the closing contemplated by this Agreement is not consummated DeRita agrees that all terms and provisions of the Implementation Agreement shall survive in form and substance as if this Agreement had not been executed; provided, however, that DeRita hereby and herewith agrees to accept the SMCH Stock referenced herein in lieu of the Preferred. B&B and the other parties hereto agree that upon the closing as contemplated by this Agreement the other transactions contemplated by Section 4 of the aforesaid December 16, 1996 Agreement shall have been satisfied and completed; it being understood and agreed that such transactions are conditions precedent to the closing contemplated herein.

     IN WITNESS WHEREOF the parties have executed this Agreement as of the date set forth above.


                          FIRST CHOICE STUART I, INC.,
                          a Florida corporation

                          By: /s/ Gary R. Smith
                          ---------------------
                          Name:  Gary R. Smith
                          Its:  President

                          /s/ Thomas DeRita, Jr.
                          ----------------------
                          THOMAS DeRITA, JR.

     The undersigned Smart Choice of Stuart, L.C. hereby joins in this Agreement for the sole purpose of acknowledging its agreement expressed in the last sentence of Section 1.1 hereof.

                          SMART CHOICE OF STUART, L.C.

                          By: /s/ Gary R. Smith
                          ---------------------
                          Its:  President

                          First Choice Auto Finance, Inc.

                          By:  /s/ Gary R. Smith
                          ----------------------
                          Its: President


     The undersigned Smart Choice Automotive Group, Inc. hereby joins in this Agreement for the sole purpose of acknowledging its agreement expressed in the last sentence of Section 2.1 and in Section 5.4 hereof.

                          SMART CHOICE AUTOMOTIVE GROUP, INC.

                          By: /s/ Gary R. Smith
                          ---------------------
                          Its:  President